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                                                                   EXHIBIT 10.44

                         REGISTRATION RIGHTS AGREEMENT

     Registration Rights Agreement dated as of             , 2001 (the
"Agreement") by and among (i) Exabyte Corporation, a Delaware corporation (the "Company"), and (ii) the holders of the Company's Series H Preferred Stock (the "Preferred Stock") identified on the signature pages hereto (the
"Stockholders").

     The Stockholders and the Company are parties to that certain Agreement and
Plan of Merger, dated as of August   , 2001 (the "Merger Agreement"), providing
for, among other things, the purchase and sale of the Preferred Stock, and the Stockholders' obligations under the Merger Agreement are conditioned upon the execution and delivery of this Agreement by the Company. In consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS

     As used in this Agreement, the following terms shall have the following respective meanings:

     1.1 "Affiliate" of a Person means any other Person that controls, is controlled by, or is under common control with, such Person. For purposes of this definition, the term "control" means the power to direct the management and policies of the subject Person, whether by virtue of ownership of voting securities, by contract or otherwise.

     1.2 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     1.3 "Common Stock" shall mean the Company's Common Stock, $.001 par value per share.

     1.4 "Exchange Act" shall mean the Securities Exchange Act of 1934 (or any similar successor federal statute), as amended, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     1.5 "Initiating Holders" shall mean, in the case of a Long-Form Registration, the holders of not less than a majority of the outstanding Registrable Securities and, in the case of a Short-Form Registration, the holders of not less than 25% of the outstanding Registrable Securities.

     1.6 "Person" shall mean any individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

     1.7 "Registrable Securities" shall mean the shares of Common Stock held from time to time by the Stockholders and their transferees; provided, however, that (x) Registrable Securities shall include shares of Common Stock issuable upon conversion of the Preferred Stock or upon exercise of any options, warrants or similar rights to the extent that the Company has received appropriate assurances that such conversion or exercise will be effected concurrently with the effectiveness of the registration statement covering such Common Stock and
(y) Registrable Securities shall not include any shares of Common Stock that have previously been sold pursuant to an effective registration statement under the Securities Act or that have otherwise been sold to the public in an open-market transaction under Rule 144.

     1.8 The terms "registers," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement by the Commission.

     1.9 "Registration Expenses" shall mean all reasonable expenses incurred in effecting any registration pursuant to this Agreement, including without limitation all registration, qualification and filing fees,

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printing expenses, escrow fees, fees and disbursements of counsel for the
Company, blue sky fees and expenses, expenses of any regular or special audits incident to or required by any such registration, and the fees and expenses of one counsel for the selling holders of Registrable Securities, but excluding Selling Expenses.

     1.10 "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

     1.11 "Securities Act" shall mean the Securities Act of 1933 (or any similar successor federal statute), as amended, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     1.12 "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

                                   ARTICLE II

                              REGISTRATION RIGHTS

2.1  Demand Registrations.

     (a) Request for Registration. At any time or times after the 90-day anniversary of the date of this Agreement, the Initiating Holders may require that the Company effect a registration under the Securities Act (i) in the case of a requested registration on Form S-1 or any similar form (a "Long Form Registration"), with respect to at least thirty-three percent (33%) of the Registrable Securities then outstanding, or (ii) in the case of a requested registration on Form S-3 or any similar form, if available (a "Short-Form Registration"), with respect to at least ten percent (10%) of the Registrable Securities then outstanding with an anticipated offering price of $2,500,000 or more (each a "Demand Registration"), provided, however, that no such Demand Registration shall become effective prior to the 180-day anniversary of the date of this Agreement unless otherwise agreed by the Company. Upon receipt of written notice of such demand, the Company will promptly give written notice of the proposed registration to all other holders of Registrable Securities and will include in such registration all Registrable Securities specified in such demand, together with all Registrable Securities of any other holder of Registrable Securities joining in such demand as are specified in a written request received by the Company within twenty (20) days after delivery of the Company's notice. The Company shall file a registration statement with respect to each Demand Registration requested pursuant to Section 2.1(a) as soon as practicable after receipt of the demand of the Initiating Holders.

     (b) Limitations on Demand. The Company shall not be required to effect a registration pursuant to Section 2.1:

          (i) On the date on which the holders of Registrable Securities hold less than 5% of the outstanding shares of the Company's Common Stock (assuming the conversion of all such holders' shares of Preferred Stock);

          (ii) during the period starting with the date of filing, and ending on the date ninety (90) days following the effective date of the registration statement pertaining to a public offering;

          (iii) if in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company in that such registration would interfere with a proposed primary registration of securities by the Company or any other material corporate transaction and the Board of Directors concludes, as a result, that it is advisable to defer the filing of such registration statement at such time (as evidenced by an appropriate resolution of the Board), then the Company shall have the right to defer such filing for the period during which such registration would be seriously detrimental; provided, however, that (x) the Company may not defer the filing for a period of more than 180 days after receipt of the demand of the Initiating Holders, (ii) the Company
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     shall not exercise its right to defer a Demand Registration more than once in any twelve month period, and (iii) if the Company undertakes a primary registration following an exercise of its deferral right, the holders of Registrable Securities shall have "piggyback" rights under Section 2.2 hereof with respect to not less than one-third of the number of shares of Common Stock to be sold in such offering; or

          (iv) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.1(a), the Company gives notice to the Holders of the Company's intention to make a public offering within ninety (90) days.

     (c) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by a Demand Registration by means of an underwriting, they shall so advise the Company as a part of their demand made pursuant to Section 2.1(a) and the Company shall include such information in its written notice to holders of Registrable Securities. The Initiating Holders shall have the right to select the managing underwriter(s) for an underwritten Demand Registration, subject to the approval of the Company's Board of Directors (which will not be unreasonably withheld or delayed). The right of any holder of Registrable Securities to participate in an underwritten Demand Registration shall be conditioned upon such holder's participation in such underwriting in accordance with the terms and conditions thereof, and the Company and such holders will enter into an underwriting agreement in customary form.

     (d) Priorities. The holders of Registrable Securities will have absolute priority over any other securities included in a Demand Registration. If other securities are included in any Demand Registration that is an underwritten offering, and the managing underwriter for such offering advises the Company that in its opinion the amount of securities to be included exceeds the amount of securities which can be sold in such offering without adversely affecting the marketability or pricing thereof, the Company will include in such registration all Registrable Securities requested to be included therein prior to the inclusion of any other securities offered by another holder of the Company's securities holding registration rights. If the amount of Registrable Securities requested to be included in such registration exceeds the amount of securities which in the opinion of such underwriter can be sold without adversely affecting the marketability or pricing of such offering, such Registrable Securities shall be included pro rata among the holders thereof based on the percentage of the outstanding Registrable Securities held by each such Stockholder, assuming the conversion of the Preferred Stock.

     (e) Postponement. The Company shall have the right to postpone (or, if necessary or advisable, withdraw) the filing, or delay the effectiveness, of a registration statement, or fail to keep such registration statement continuously effective or not amend or supplement the registration statement or included prospectus, if the Company determines based upon the advice of counsel that it would be advisable to not disclose in the registration statement a planned or proposed financing, acquisition or other corporate transaction or other material information, and the Company shall have determined in good faith that such disclosure is not in the best interests of the Company and its stockholders (as evidenced by an appropriate resolution of the Board); provided that no one such postponement shall exceed 30 days in any six-month period and all such postponements shall not exceed 90 days in the aggregate. The Company shall advise each holder of securities covered by such registration statement of any such determination as promptly as practicable after such determination.

2.2  Piggyback Registrations

     (a) Request for Inclusion. If the Company shall determine to register any of its securities for its own account or for the account of other security holders of the Company on any registration form (other than Form S-4 or S-8, or any successor forms thereto) which permits the inclusion of Registrable Securities (a "Piggyback Registration"), the Company will promptly give each holder of Registrable Securities written notice thereof and, subject to Section 2.2(c), shall include in such registration all the Registrable Securities requested to be included therein pursuant to the written requests of holders of Registrable Securities received within twenty (20) days after delivery of the Company's notice.

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     (b) Underwriting.  If the Piggyback Registration relates to an underwritten public offering, the Company shall so advise the holders of Registrable Securities as a part of the written notice given pursuant to Section 2.2(a). In such event, the right of any holder of Registrable Securities to participate in such registration shall be conditioned upon such holder's participation in such underwriting in accordance with the terms and conditions thereof. All holders of Registrable Securities proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

     (c) Priorities. If such proposed Piggyback Registration is an underwritten offering and the managing underwriter for such offering advises the Company that the securities requested to be included therein exceeds the amount of securities that can be sold in such offering without adversely affecting the marketability or pricing thereof, then (except as provided in Section 2.1(b)) any securities to be sold by the Company in such offering and by any security holder for whose account securities are being registered under a demand registration right shall have priority over any Registrable Securities, and the Registrable Securities to be sold in such offering shall be reduced pro rata (on the basis of Registrable Securities requested to be included in the registration statement) with other securities requested to be included in such registration by security holders with similar registration rights. In the event that less than all the Registrable Securities proposed to be sold are included in such registration as a result of the priorities set forth in this Section 2.2(c), the number of shares to be included by a holder of Registrable Securities in such registration shall be reduced pro rata on the basis of the percentage of the outstanding Registrable Securities held by such Stockholder (assuming the conversion of the Preferred Stock) and all other holders exercising similar registration rights. The Company shall not grant any registration rights that entitle the holders of other securities to any priority over the Registrable Securities in any Piggybank Registration without the prior consent of the holders of a majority of the then-outstanding Registrable Securities.

     (d) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with
Section 2.3 hereof.

2.3  Expenses of Registration.

     All Registration Expenses incurred in connection with up to two Long-Form Registrations and all Short-Form and Piggyback Registrations shall be borne by the Company; provided, however, that (x) no registration shall count as one of the Company-paid Long-Form Registrations unless the Company causes the registration statement to become effective and remain effective for the shorter of 180 days or the completion of the plan distribution, and (y) the holders of Registrable Securities shall be entitled to additional Long-Form Registrations so long as such holders agree to bear all Registration Expenses associated therewith. All Selling Expenses relating to Registrable Securities included in any Demand or Piggyback Registration shall be borne by the holders of such securities pro rata on the basis of the number of shares sold by them.

     2.4 Registration Procedures. In the case of each registration effected by the Company pursuant to this Article II, the Company will keep each holder of Registrable Securities advised in writing as to the initiation of such registration and as to the completion thereof. At its expense, the Company will:

          (a) cause such registration to be declared effective by the Commission and, in the case of a Demand Registration, keep such registration effective for a period of one hundred eighty (180) days or until the holders of Registrable Securities included therein have completed the distribution described in the registration statement relating thereto, whichever first occurs;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement

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     (including post-effective amendments) as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (c) obtain appropriate qualifications of the securities covered by such registration under state securities or "blue sky" laws in such jurisdictions as may be requested by the holders of Registrable Securities; provided, however, that the Company shall not be required to file a general consent to service of process in any jurisdiction in which it is not otherwise subject to service in order to obtain any such qualification;

          (d) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a holder of Registrable Securities from time to time may reasonably request;

          (e) notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such holder, prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

          (f) cause all Registrable Securities covered by such registration to be listed on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed;

          (g) provide a transfer agent and registrar for all Registrable Securities covered by such registration and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

          (h) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than 18 months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

          (i) in connection with any underwritten Demand Registration, the Company will enter into an underwriting agreement reasonably satisfactory to the Initiating Holders containing customary underwriting provisions, including indemnification and contribution provisions.

2.5  Indemnification.

     (a) The Company will indemnify each holder of Registrable Securities, each of such holder's officers, directors, partners, agents, employees and representatives, and each person controlling such holder within the meaning of
Section 15 of the Securities Act, with respect to each registration, qualification or compliance effected pursuant to this Article II, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, in each case as amended, incident to any registration of the Registrable Securities hereunder, or in any application or other document executed by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation
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thereunder applicable to the Company, and will reimburse each such indemnified person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such holder of Registrable Securities specifically for use therein. It is agreed that the indemnity agreement contained in this Section 2.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Company (which consent has not been unreasonably withheld).

     (b) Each holder of Registrable Securities included in any registration effected pursuant to this Article II shall indemnify the Company, each of its directors, officers, agents, employees and representatives, and each person who controls the Company within the meaning of Section 15 of the Securities Act, each other participating holder of Registrable Securities and each of their officers, directors and partners, and each person controlling such holders, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such indemnified persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in strict conformity with written information furnished to the Company by such holder of Registrable Securities; provided, however, that (x) no holder of Registrable Securities shall be liable hereunder for any amounts in excess of the net proceeds received by such holder pursuant to such registration, and (y) the obligations of such holder of Registrable Securities hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the prior written consent of such holder (which consent has not been unreasonably withheld).

     (c) Each party entitled to indemnification under this Section 2.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom through counsel approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.5 to the extent such failure is not prejudicial. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include an unconditional release of such Indemnified Party from all liability in respect to such claim or litigation and no Indemnified Party shall, except with the consent of each Indemnifying Party, consent to entry of any judgment or enter into any settlement which does not include an unconditional release of such Indemnifying Party from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     (d) If the indemnification provided for in this Section 2.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the

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Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, no holder of Registrable Securities shall be required to contribute amounts in excess of the amounts that such holder would have been required to pay pursuant to the indemnification provisions of this Section 2.5 (assuming such provisions were enforceable).

     (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

2.6  Other Obligations.

     With a view to making available the benefits of certain rules and regulations of the Commission that may effectuate the registration of Registrable Securities or permit the sale of Registrable Securities to the public without registration, the Company agrees to:

          (a) exercise reasonable best efforts to cause the Company to be eligible to utilize Form S-3 (or any similar form) for the registration of Registrable Securities;

          (b) at such time as any Registrable Securities are eligible for transfer under Rule 144(k), upon the request of the holder of such Registrable Securities, together with such representations or other items as reasonably requested by the Company, remove any restrictive legend from the certificates evidencing such securities at no cost to such holder;

          (c) make and keep available public information as defined in Rule 144 under the Securities Act at all times;

          (d) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

          (e) furnish any holder of Registrable Securities upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as a holder of Registrable Securities may reasonably request in availing itself of any rule or regulation of the Commission (including Rule 144A) allowing a holder of Registrable Securities to sell any such securities without registration.

     2.7 Hold-Back Agreements. If requested by any underwriter of Common Stock of the Company, a holder of Registrable Securities shall not sell or otherwise transfer or dispose of any Common Stock (other than pursuant to such registration) during a period of time not to exceed ninety (90) days following the effective date of such registration statement; provided, however, that if other holders of Common Stock are subjected to hold-back restrictions of shorter duration, such shorter periods shall apply to holders of Registrable Securities. The obligations described in this Section 2.7 shall not apply to a registration on Form S-4 or Form S-8 or similar forms which may be promulgated in the future and shall not apply to a holder of Registrable Securities representing less than one percent (1.0%) of the then-outstanding Common Stock.

     2.8 Termination of Registration Rights. The right of any holder of Registrable Securities to request inclusion of Registrable Securities in any registration pursuant to this Article II shall terminate at such time as when
(i) all Registrable Securities beneficially owned by such holder of Registrable Securities may immediately be sold under Rule 144(k) and (ii) the Company's Common Stock is either listed on a

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national securities exchange or traded in the Nasdaq National Market System;
provided, however, that the provisions of Section 2.8 shall not apply to any holder of Registrable Securities representing more than five percent (5%) of the then-outstanding Common Stock.

                                  ARTICLE III

                            COVENANTS OF THE COMPANY

     The Company hereby covenants and agrees, so long as any Preferred Stock is outstanding, as follows:

     3.1  Information Rights.

     The Company will furnish to each holder of Preferred Stock, concurrently with the filing thereof with the SEC, copies of all reports on Forms 10-K, 10-Q and 8-K and all definitive proxy materials and prospectuses.

                                   ARTICLE IV

                                 MISCELLANEOUS

     4.1 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Delaware. Without limiting the foregoing, the General Corporation Law of the State of Delaware shall govern as to matters of corporate law.

     4.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     4.3 Entire Agreement: Amendment and Waiver. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the holders of at least two-thirds of the outstanding Registrable Securities, and any such amendment, waiver, discharge or termination shall be binding on all the Stockholders.

     4.4 Notices, etc. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, or if not, then on the next business day; or (iii) one (1) business day after deposit with a nationally recognized overnight courier for next day delivery, with verification of receipt. All communications shall be sent to the Company at 1685 38th Street, Boulder, Colorado 80301, and to any Stockholder at the address of such Stockholder set forth in the Company's records or at such other address as the Company or such Stockholder may designate by ten (10) days advance written notice to the other parties hereto.

     4.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Stockholder under this Agreement shall impair any such right, power or remedy of such Stockholder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Stockholder of any breach or default under this Agreement or any waiver on the part of any Stockholder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Stockholder, shall be cumulative and not alternative.

     4.6 Severability. Unless otherwise expressly provided herein, a Stockholder's rights hereunder are several rights, not rights jointly held with any of the other Stockholders. In case any provision of the

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Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     4.7 Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature, provided an original thereof is promptly made available.

     4.8 Specific Enforcement. Any holder of Registrable Securities shall be entitled to specific enforcement of its rights under this Agreement. The parties acknowledge that money damages would be an inadequate remedy for a breach of this Agreement and consent to an action for specific performance or other injunctive relief in the event of any such breach.

                                   * * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the day and year first above written.

                                            COMPANY:

                                            EXABYTE CORPORATION

                                            By:
                                              ----------------------------------
                                                Name:
                                                Title:

                                            STOCKHOLDERS:

                                            CENTENNIAL VENTURES

                                            By:
                                              ----------------------------------
                                                Name:
                                                Title:

                                            MERITAGE PRIVATE EQUITY FUND, L.P.

                                            By:
                                              ----------------------------------
                                                Name:
                                                Title:

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